UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 23, 2010

                             CASTMOR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                          Commission file # 000-53310
                            (Commission File Number)

                                   98-0471928
                       (IRS Employer Identification No.)

                         427 Princess Street, Suite 406
                             Kingston, ON  K7L 5S9
             (Address of principal executive offices and Zip Code)

                                 (613) 617-5107
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 23, 2010, the "Company" filed a Certificate to Accompany Restated Articles or Amended and Restated Articles with the Nevada Secretary of State. The certificate was accompanied by the Amended Articles"), which were amended by a consent to action by shareholders owning a majority of the voting power of the Company's stock on August 19, 2010. A copy of the Company's Amended and Restated Articles of Incorporation is attached as Exhibit 3.1.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3     Amended and Restated Articles of Incorporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTMOR RESOURCES LTD.


/s/ Alfonso Quijada
Alfonso Quijada,
CEO and Director
Date: August 23, 2010